UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.             )

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Cygne Designs, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYGNE DESIGNS, INC.

11 West 42nd Street

New York, NY 10036

(212) 997-7767

December         , 2005

Dear	Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cygne Designs, Inc. to be held at 10:00 a.m. (local time), on January 20, 2006 at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York.

This year, you are being asked to (i) elect four directors to our board of directors, (ii) approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue from 25,000,000 to 100,000,000 shares, and (iii) approve our 2006 Incentive Plan.

In addition, I will be pleased to report on the affairs of Cygne, and a discussion period will be provided for questions and comments of general interest to stockholders.

We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Thank you for you cooperation.

Very truly yours,

Bernard M. Manuel

Chief Executive Officer

CYGNE DESIGNS, INC.

11 West 42nd Street

New York, NY 10036

(212) 997-7767

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

New York, New York

December         , 2005

The annual meeting of stockholders of Cygne Designs, Inc. will be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York on January 20, 2006 at 10:00 a.m. (local time) for the following purposes:

(1)	the election of four directors to serve until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified to serve;

(2)	the approval of an amendment to our Restated Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue from 25,000,000 to 100,000,000 shares;

(3)	the approval of our 2006 Incentive Plan; and

(4)	to transact such other business as may properly come before the annual meeting.

Only stockholders of record at the close of business on December 1, 2005 will be entitled to notice of, and to vote at, the annual meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 11 West 42nd Street, New York, New York.

Whether or not you expect to attend the annual meeting, your proxy vote is important. Stockholders who are unable to attend the meeting in person are requested to sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

By Order of the Board of Directors

Roy E. Green

Secretary

CYGNE DESIGNS, INC.

11 West 42nd Street

New York, NY 10036

(212) 997-7767

PROXY STATEMENT

The annual meeting of stockholders of Cygne Designs, Inc. will be held on January 20, 2006 at 10:00 a.m. (local time) at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103. Copies of this proxy statement, the attached notice of annual meeting of stockholders, and the enclosed proxy card are being mailed to stockholders on or about January 3, 2006.

ABOUT THE ANNUAL MEETING

What is the Purpose of the Meeting?

At our annual meeting, you will be asked to vote on the following matters:

(1)	the election of four directors to serve until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified to serve;

(2)	the approval of an amendment to our Restated Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue from 25,000,000 to 100,000,000 shares;

(3)	the approval of our 2006 Incentive Plan; and

(4)	to transact such other business as may properly come before the annual meeting.

In addition, our management will report on the performance of Cygne during the fiscal year ended January 29, 2005 and respond to questions from stockholders.

Who is Entitled to Vote at the Meeting?

Only stockholders of record at the close of business on the record date, December 1, 2005, are entitled to receive notice of and to vote at the annual meeting.

What are the Voting Rights of Cygne Stockholders?

Each stockholder is entitled to cast one vote for each share of common stock that he or she held as of the record date on each matter to be voted upon at the meeting or any postponement or adjournments of the meeting.

What Constitutes a Quorum?

In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote on the record date must be represented at the meeting, either by proxy or in person. As of the record date, 22,958,038 shares of common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting. “Broker non-votes” are shares held by brokers or nominees that are present in person or represented by proxy, but that are not voted on a particular matter because instructions have not been received from the beneficial owner.

How Do Proxies Work?

The board of directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our four director nominees, in favor of the proposed amendment to the Restated Certificate of Incorporation, and in favor of the approval of our 2006 Incentive Plan.

If any other matters are properly presented for consideration at the meeting, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent on those matters as recommended by the board of directors. If the board does not make a recommendation, then they will vote in accordance with their best judgment.

How Do I Vote?

You may vote in person at the meeting or by proxy by completing and mailing the enclosed proxy card. The board of directors recommends that you vote by proxy even if you plan to attend the meeting. If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

Can I Change My Vote After I Submit My Proxy?

Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Corporate Secretary either a notice of revocation or a duly executed proxy bearing a later date. The power of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What is the Recommendation of the Board of Directors?

The board of directors recommends a vote For the election of the four nominated directors; For the approval of the amendment of our Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock that we can issue; and For the approval of our 2006 Incentive Plan.

What Vote is Required to Approve Each of the Proposals?

The vote required to approve each of our proposals is discussed under the description of each proposal. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker non-votes on the specific items to be brought before the annual meeting is discussed under each proposal.

Who is Soliciting These Proxies?

Our board of directors is soliciting the execution and return of the enclosed proxy card for the purposes set forth in the notice of meeting. We will bear the cost incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, fax, personal interviews, and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

Stockholders are urged to complete, sign, date, and return the enclosed proxy card in the envelope provided. In order to avoid unnecessary expense, we ask your cooperation in mailing your proxy promptly no matter how large or how small your holding may be.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of December 1, 2005 regarding the beneficial ownership of our common stock by (i) each person known by us to own beneficially more than five percent of our outstanding common stock; (ii) each director and nominee for election as a director of Cygne; (iii) each executive officer named in the Summary Compensation Table (see “Executive Compensation”); and (iv) all of our directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

Name and Address	Amount and Nature of Beneficial Ownership of Our Common Stock (1)	Percentage of Our Common Stock
Hubert Guez (2)	10,545,000	45.9%
Diversified Apparel Resources, LLC (3)	3,000,000	13.1%
Guez Living Trust dated December 6, 1996 (2)(4)	2,950,140	12.9%
James G. Groninger (5)	14,500	*
Guy Kinberg (6)	32,400	*
Michel Collet (7)	0	*
Bernard M. Manuel (8)	4,946,975	21.6%
Roy Green (9)	0	*
Directors and executive officers as a group (5 persons) (10)	4,993,875	21.7%

*	Less than one percent

(1)	A person has beneficial ownership over shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares.

(2)

According to Schedule 13D/A filed October 7, 2005, of the 10,545,000 shares of Common Stock, (i) Mr. Guez directly owns 3,426,420 shares, (ii) 3,000,000 shares are held by Diversified Apparel Resources, LLC, of which Mr. Guez is a 32.2% owner and the manager and, as such, may be deemed to beneficially own the shares owned by Diversified Apparel (iii) 1,570,915 shares are held by the Guez Living Trust dated December 6, 1996 of which Mr. Guez is co-trustee and co-beneficiary and, as such, Mr. Guez may be deemed to be the beneficial owner of the shares owned by the trust, (iv) 1,379,225 shares are owned by 215 GZ Partners which is 100% owned by The Guez Living Trust dated December 6, 1996, and accordingly Mr. Guez may be deemed to beneficially own the shares held by 215 GZ Partners, (v) 584,200 shares are owned by Griffin James Aron Irrevocable Trust dated January 1, 1996 of which Mr. Guez’s son is the sole beneficiary and Mr. Guez’s mother, Marguerite Ester Guez, is the trustee, and as such, Mr. Guez may be deemed to beneficially own the shares owned by Griffin James Aron Guez Irrevocable Trust dated January 1, 1996, and (vi) 584,220 shares are owned by Stephan Avner Felix Guez Irrevocable Trust dated January 1, 1996 of which Mr. Guez’s son Stephen Guez is the trustee and sole beneficiary, and as such Mr. Guez may be deemed to beneficially own the shares owned by Stephan Avner Felix Guez Irrevocable Trust dated January 1, 1996. Mr. Guez disclaims beneficial ownership of the securities held by Diversified Apparel and Guez Living Trust except to the extent of his pecuniary interest therein. Mr. Guez disclaims beneficial ownership of the securities held by Griffin Guez Trust and Stephan Guez Trust.

Mr. Guez’s address is c/o Diversified Apparel Resources, LLC 5804 E. Slauson Ave. Commerce, CA 90040.

(3)	The address of this entity is 5804 E. Slauson Ave. Commerce, CA 90040.

(4)	The address of this entity is c/o Diversified Apparel Resources, LLC 5804 E. Slauson Ave. Commerce, CA 90040.

(5)	Consists of shares issuable upon the exercise of options which are exercisable within 60 days of December 1, 2005. Does not include 1,500 shares, which are the subject of options, which are not exercisable within 60 days of December 1, 2005. Mr. Groninger’s address is c/o Cygne Designs, Inc. 11 West 42nd Street, New York, New York 10036.

(6)	Mr. Kinberg’s address is c/o Cygne Designs, Inc. 11 West 42nd Street, New York, New York 10036.

(7)	Mr. Collet’s address is c/o Cygne Designs, Inc, 11 West 42nd Street, New York, New York 10036

(8)	Mr. Manuel’s address is c/o Cygne Designs, Inc. 11 West 42nd Street, New York, New York 10036.

(9)	Mr. Green’s address is c/o Cygne Designs, Inc, 11 West 42nd Street, New York, New York 10036

(10)	Includes 14,500 shares issuable pursuant to options, which are exercisable within 60 days of December 1, 2005. See Note 5.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “SEC”). Executive officers, directors, and greater than ten percent beneficial owners are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that during the fiscal year ended January 29, 2005, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with.

EQUITY PLAN COMPENSATION INFORMATION

The following table sets forth information as of January 29, 2005 with respect to shares of the Company’s common stock that may be issued under all of the Company’s equity compensation plans, consisting of the 1993 Employee Stock Option Plan and the Company’s 1993 Non-Employee Directors Plan. Both of these plans expired on April 15, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	79,000	(1)	$1.46	0
Equity compensation plans not approved by security holders	0		0	0
Total	79,000		$1.46	0

(1)	Shares were issued pursuant to the Company’s 1993 Stock Option Plan.

The Company has adopted the 2006 Incentive Plan, under which, subject to stockholder approval of the Plan, 3,000,000 shares of common stock may be issued.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The board of directors currently has four members, all of whom are nominees for re-election. The persons named below have been nominated by the Board of Directors on recommendation of its Nominating and Corporate Governance Committee. The board of directors proposes that the nominees below be elected for a term of one year or until their successors are duly elected and qualified. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee by the persons named in the proxy or the size of the board may be reduced accordingly. The board is not aware of any circumstances likely to make any nominee unavailable for election.

The nominees, their ages, and the year in which each first became a director of the Company and their biographies are:

Nominee	Age	Year First Became Director
James G. Groninger (1)	61	1993
Bernard M. Manuel	58	1988
Michel Collet (1)	38	2005
Guy Kinberg (1)	50	2005

(1)	Member of the Audit Committee, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee of the Board of Directors.

Mr. Groninger has been the President of Buy South Company since January 1995. Mr. Groninger is a director and Chief Executive Officer of LBS Technologies, Inc. and a director of Layton BioScience, Inc. and NPS Pharmaceuticals, Inc. LBS Technologies, Inc. and Layton BioScience, Inc. are privately held companies engaged in genomics and neuronal cell therapy respectively. NPS Pharmaceuticals, Inc. is a publicly traded biotechnology company engaged in the discovery, development, and commercialization of therapeutic small molecules and recombinant proteins.

Mr. Manuel has been Chairman of the Board and Chief Executive Officer of Cygne since 1988.

Mr. Collet is a resident partner in the New York office of CMS Bureau Francis Lefebvre (“CMS”), a leading law firm in France. Mr. Collet heads the French/EU tax department of its New York office. Mr. Collet originally joined CMS in 1994. In 2000, Mr. Collet left CMS to join Linklaters, a leading European law firm, in Paris and London. He rejoined CMS in September 2002.

Mr. Kinberg has served as President of FRX Clothing since January 2002. In August 2001 Mr. Kinberg formed Creative Associates LLC, which launched the FRX Clothing brand in the Fall of 2002. In January of 2000 Mr. Kinberg sold the rights of the Benetton USA brand to Sears and joined Aris Industries, an apparel manufacturer, as Executive Vice President. In 1999, Mr. Kinberg founded Euro-America Holdings LLC, which became the exclusive licensee for Benetton in North America. From 1996 to 1999 Mr. Kinberg served as Senior Vice President and a member of the Executive Committee of Designer Holdings, Inc. (a NYSE company). In 1989, Mr. Kinberg joined Pepe Clothing Company (an affiliate of Tommy Hilfiger) as Senior Vice-President. Mr. Kinberg served as Senior Vice President of Production, Planning and Procurement of Calvin Klein Jeans from 1978 to 1989, and in addition he served as President of several marketing divisions of the Calvin Klein Jeans Wear operation.

The four nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. Abstentions and withheld votes have no effect on the vote.

Board Meetings

During the fiscal year ended January 29, 2005, our board of directors held four meetings. Each director attended all of meetings of the board of directors held while he was a director.

Board Committees

The Board of Directors has a Compensation and Stock Option Committee, Audit Committee and Nominating and Corporate Governance Committee to assist it in the discharge of its responsibilities.

In September 1993 we established an Audit Committee and a Compensation and Stock Option Committee of the Board of Directors. The Audit Committee reviews our annual audit and meets with our independent auditors to review our internal controls and financial management practices. The Audit Committee is comprised of three non-employee directors, Messrs. Groninger, Collet and Kinberg. The Nominating and Corporate Governance Committee of the Board of Directors has determined that all members of the audit committee are “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. Mr. Groninger acts as the chairman of the Audit Committee. The Audit Committee held four meetings during the fiscal year ended January 29, 2005. At the time of the Audit Committee meetings held during the fiscal year ended January 29, 2005, the Audit Committee was comprised of one non-employee director, Mr. Groninger. Mr. Groninger is an “audit committee financial expert” as defined in Regulation 240.401 (h) (1) (i) (A) of Regulation S-K.

The Compensation and Stock Option Committee reviews compensation practices, recommends compensation for our executives and key employees, and functioned as the committee under our 1993 Stock Option Plan which expired on April 15, 2003. The Compensation and Stock Option Committee is comprised of three non-employee directors, Messrs. Groninger, Collet and Kinberg. Mr. Groninger acts as the chairman of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee held four meetings during the fiscal year ended January 29, 2005. At the time of the Compensation and Stock Option Committee meetings held during the fiscal year ended January 29, 2005, the Compensation and Stock Option Committee was comprised of one non-employee director, Mr. Groninger. The Compensation and Stock Option Committee will administer our 2006 Incentive Plan if it is approved by the stockholders. See “Proposal No. 3 – Approval of the 2006 Incentive Plan.”

Nominating and Corporate Governance Committee

In November, 2005 we established a Nominating and Corporate Governance Committee of the Board of Directors, which was established for the purpose of assisting the Board in its selection of individuals as nominees for election to the Board at meetings of the Company’s stockholders and/or to fill any vacancies or newly created directorships on the Board and assisting the Board in its oversight of the corporate governance of the Company. Accordingly, the Nominating and Corporate Governance Committee held no meetings in the fiscal year ended January 29, 2005. The Nominating and Corporate Governance Committee is comprised of three non-employee directors, Messrs. Groninger, Collett and Kinberg. Mr. Collett serves as Chairman. All members of the Nominating and Corporate Governance Committee are independent as independence is currently defined by the Nasdaq listing standards. The Nominating and Corporate Governance Committee has a charter, a copy of which is attached as Appendix A to this proxy statement.

The Nominating and Corporate Governance Committee uses a variety of methods to identify and evaluate nominees for election to the Board. Candidates may come to the attention of the Nominating and Corporate Governance Committee through members of our Board, professional search firms, stockholders and other interested parties. From time to time, the Nominating and Corporate Governance Committee may engage consulting firms to perform searches for director candidates who meet the needs of the Board. If a consulting firm is retained to assist in the search process for a director, a fee would typically be paid to such firm only if the candidate is elected to the Board or is recommended to the Board by the Nominating and Corporate Governance Committee for inclusion in the slate of nominees to be elected at the annual meeting.

The Nominating and Corporate Governance Committee believes that all candidates should have personal and professional integrity, experience with businesses and other organizations of comparable size or in related industries, a college or professional degree, demonstrated exceptional ability and judgment, and the ability to act in the best interests of our stockholders.

A stockholder wishing to nominate an individual for election to our board should send the nomination, together with a statement of the individual’s experience and qualifications and a signed consent of the individual to serve if nominated and elected, to Cygne Designs, Inc., 11 West 42nd Street, New York, NY 10036, Attention: Chairman, Nominating and Corporate Governance Committee.

Nominations received by the Nominating and Corporate Governance Committee will be reviewed by the Chairman of the Nominating and Corporate Governance Committee to determine whether the candidate possesses the director qualifications, and if so, whether the candidate’s expertise and particular set of skills and background fit the current needs of the board and whether the candidate will be effective, together with the other nominees and directors, in serving the long-term interests of our Company and our stockholders. The process of reviewing and evaluating candidates submitted by stockholders is designed to ensure that the board includes members with diverse backgrounds, skills and experience including appropriate financial and other expertise relevant to our business.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 1–ELECTION OF DIRECTORS” TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2—AMENDMENT OF THE RESTATED CERTIFICATE OF

INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF

COMMON STOCK

We are asking our stockholders to approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares. As of December 1, 2005, 22,958,038 shares of common stock were issued and outstanding. An aggregate of 79,000 shares of common stock are reserved for issuance upon exercise of options outstanding under our stock option plans, which expired on April 15, 2003. In addition, there are and will continue to be 1,000,000 authorized shares of preferred stock. As of December 1, 2005, no shares of preferred stock were outstanding. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. Subject to stockholder approval, Article IV of our Restated Certificate of Incorporation will read as set forth in Appendix B.

Our board of directors unanimously approved this amendment to our Restated Certificate of Incorporation in November 2005. The board of directors believes it is in our best interests to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning future business needs. The purposes for which additional authorized stock could be issued include, but are not limited to, funding of our capital needs, conversion of debt to equity, corporate growth, corporate mergers and acquisitions, grants under employee stock plans, for stock splits and stock dividends. At the annual meeting, we are asking for stockholder approval of a proposal to adopt our 2006 Incentive Plan. Under the Plan, three million shares of our common stock would be available for issuance upon the exercise of stock options, as restricted stock or as other stock awards. See “Proposal No. 3 – Approval of the 2006 Incentive Plan.” If Proposal

No. 2 is not adopted, our ability to issue options and stock awards under the 2006 Incentive Plan and flexibility in raising capital and pursuing acquisitions will be limited.

If this proposal is approved, we will file an amendment to the Restated Certificate of Incorporation with the Delaware Secretary of State (attached hereto as Appendix B) as soon as practicable after the annual meeting to effect the increase in the authorized shares of our common stock.

Except in certain cases such as a stock dividend, the issuance of additional shares of common stock would have the effect of diluting the voting power and ownership of existing stockholders. In addition, another effect of the approval of this proposal, although not a factor in the board of directors’ decision to propose the amendment, may be to enable the board to issue shares of common stock in a manner that might have the effect of discouraging or making it more difficult for a third party to obtain control of the Company by means of a merger, tender offer, proxy contest or other approach.

Vote Required

The affirmative vote of holders of a majority of the outstanding shares of our common stock is required for the adoption of this proposal. An abstention from voting by a stockholder present in person and broker non-votes will have the same effect as a vote “against” the proposal.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 2–AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK” TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NO. 3—APPROVAL OF THE 2006 INCENTIVE PLAN

On November 13, 2005, our Board of Directors unanimously approved our 2006 Incentive Plan (the “Incentive Plan”), subject to approval by our stockholders at the meeting.

The Incentive Plan will enable us to make certain types of equity-based compensation awards to our employees and non-employee directors. We believe that the ability to award equity-based compensation and cash incentive awards in addition to stock options will increase our ability to create effective short and longer term incentive programs for Cygne employees while reducing dilution to existing stockholders that results from the grant of options. We also believe the Incentive Plan will allow us to match developing trends in long-term incentive compensation, particularly in light of the expected requirement to expense stock options. The total number of shares of our common stock available for issuance under the Incentive Plan will be three million, subject to approval by our stockholders at the meeting.

The Incentive Plan will also enable us to make performance-based equity and cash incentive awards that qualify as “performance-based remuneration” under section 162(m) of the Code. Section 162(m) of the Code limits the deductibility of compensation in excess of $1 million paid by a publicly-held corporation to certain “covered employees” unless that compensation qualifies as “performance-based remuneration.” Notwithstanding the adoption of the Incentive Plan and its submission to our stockholders, we reserve the right to pay our employees, including recipients of equity-based or cash awards under the Incentive Plan, amounts which may or may not be deductible under section 162(m) or other provisions of the Code.

The Incentive Plan will be applicable only to awards granted on or after the date the Incentive Plan is approved by our stockholders (the “Effective Date”).

In assessing the recommendation of the Board, stockholders should consider that our directors and executive officers will be eligible to receive awards under the Incentive Plan and thus may have a substantial interest in this proposal. The primary features of the Incentive Plan are summarized below. The full text of the Incentive Plan is set forth in Appendix C to this proxy statement and the following discussion is qualified by reference to the full text of the Incentive Plan.

General Description of the Incentive Plan

Purpose. The purpose of the Incentive Plan is to enable us to attract, motivate, reward and retain key personnel through the use of equity-based and cash incentive compensation awards, including options to purchase shares of our common stock, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards, performance-based awards, dividend equivalent payment rights and other forms of equity-based compensation and cash incentive awards.

Available Shares. A total of 3,000,000 shares of our common stock may be issued pursuant to the Incentive Plan. The number of shares that may be issued under the Incentive Plan is subject to adjustments to reflect any increase or decrease in the number of issued shares of common stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Incentive Plan arising from a readjustment or recapitalization of our capital stock. In determining the number of authorized shares available for issuance under the Incentive Plan the following shares shall be deemed not to have been issued (and will remain available for issuance) pursuant to the Incentive Plan: (i) shares that are subject to an award that is forfeited, canceled, terminated or settled in cash, (ii) shares repurchased by us from the recipient of an award for not more than the original purchase price of such shares or forfeited by us by the recipient of an award or (iii) shares withheld or tendered by the recipient of an award as payment of the exercise or purchase price under an award or the tax withholding obligations associated with an award.

Individual Award Limitations. In any single calendar year, no employee may be granted under the Incentive Plan options relating to more than 600,000 shares of our common stock or SARs relating to more than 600,000 shares of our common stock (subject to adjustments to reflect any increase or decrease in the number of issued shares of common stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Incentive Plan arising from a readjustment or recapitalization of our capital stock). With respect to performance-based awards valued by reference to our common stock at the date of grant, the maximum number of shares of our common stock that may be earned by any employee during any calendar year is 600,000 (subject to adjustments to reflect any increase or decrease in the number of issued shares of common stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Incentive Plan arising from a readjustment or recapitalization of our capital stock). With respect to performance-based awards not valued by reference to our common stock at the date of grant, the maximum amount that may be earned by any employee during any calendar year is $1,000,000. Any unused portion of the annual limitation on performance-based awards that may be earned by an employee shall be carried forward on a cumulative basis.

Eligibility. Awards may be made under the Incentive Plan to employees (including prospective employees), directors and consultants of Cygne and its affiliates. As of December 12, 2005, approximately 60 employees, directors and consultants would have been eligible to receive awards under the Incentive Plan.

Administration. The Incentive Plan will be administered by a committee (the “Committee”) comprised of at least two (2) members of our Board, as chosen by the Board. Subject to the Incentive Plan, the Committee will have the authority to select the persons to whom awards will be made, to prescribe the terms and conditions of such awards and to construe, interpret and apply the provisions of the Incentive Plan and of any award made under the plan. Notwithstanding the foregoing, our Board of Directors will have sole responsibility and authority for matters relating to the grant and administration of awards to our non-employee directors. Our Compensation and Stock Option Committee will serve as the Committee administering the Incentive Plan.

Discretionary Awards

Stock Options. Options granted under the Incentive Plan may either be incentive stock options within the meaning of section 422 of the Code (“ISOs”) or options which do not qualify as ISOs (“non-ISOs”); provided, however, that ISOs may only be granted to our employees or employees of any of our “subsidiary corporations” (within the meaning of section 424(f) of the Code).

The exercise price for shares covered by an option may not be less than 100% of the fair market value (as defined in the Incentive Plan) of our common stock on the date of grant (110% in the case of an ISO granted to an employee who owns 10% or more of our outstanding stock or the outstanding stock of any of our subsidiary corporations (a “10% Stockholder”)).

The Committee, acting in its sole discretion, may permit the exercise price of an option to be paid in whole or in part in cash or by check, by means of a cashless exercise procedure, in the form of unrestricted shares of our common stock or, subject to applicable law, by any other form of consideration deemed appropriate.

Options may not be transferred during the lifetime of an option holder; provided, however, that the Committee may, in its sole discretion, permit an option holder to transfer a non-ISO, in whole or in part, to such person as approved by the Committee and subject to the terms and conditions as the Committee may determine.

The Incentive Plan provides that the Committee may establish such exercisability and other conditions applicable to an option following the termination of the option holder’s employment or other service with us as the Committee deems appropriate on a grant-by-grant basis.

All options must expire no later than ten years (five years in the case of an ISO granted to a 10% Stockholder) from the date of grant.

The Incentive Plan prohibits the repricing of options granted under the Incentive Plan without stockholder approval.

Stock Appreciation Rights. A stock appreciation right (“SAR”) constitutes a right of the holder to receive, in cash and/or shares of our common stock of equivalent value, as determined by the Committee in its sole discretion, an amount equal to the fair market value (as defined in the Incentive Plan) of a share of common stock on the applicable exercise or designated settlement date minus a specified base price. SARs may be awarded in conjunction with a stock option award (“tandem SARs”) or independent of any stock option award (“stand-alone SARs”). A tandem SAR may be awarded either at or after the time the related option award is granted, provided that a tandem SAR awarded in conjunction with an ISO may only be awarded at the time the ISO is granted. Generally, a tandem SAR will be exercisable only at the same time and to the same extent and subject to the same conditions as the related option is exercisable. The exercise of a tandem SAR will terminate the related option to the extent of the shares of our common stock with respect to which the SAR is exercised, and vice versa.

The base price per share of our common stock covered by an SAR may not be less than 100% of the fair market value (as defined in the Incentive Plan) of a share of our common stock on the date the SAR is granted (110% in the case of a tandem SAR awarded in conjunction with an ISO granted to a 10% Stockholder).

SARs may not be assigned or transferred except upon the SAR holder’s death. The Incentive Plan provides that the Committee may establish such exercisability and other conditions applicable to an SAR following the termination of the recipient’s employment or other service with us as the Committee deems appropriate on a grant-by-grant basis. All stand-alone SARs expire no later than ten years from the date of grant and tandem SARs expire upon the expiration of the related option.

Restricted Stock Awards and Restricted Stock Unit Awards. The Committee may grant stock awards upon such terms and conditions as the Committee may determine. Stock awards may take the form of a transfer of shares of restricted stock or an award of restricted stock units representing a right to receive shares of our common stock in the future and, in either case, may be subject to designated vesting conditions, repurchase rights and transfer restrictions.

The purchase price payable for shares transferred pursuant to a stock award must be at least equal to their par value, unless other lawful consideration is received or treasury shares are delivered.

Unless the Committee determines otherwise, a non-vested stock award will be forfeited upon the recipient’s termination of employment or other service. If a non-vested stock award is forfeited, the recipient will be entitled to receive from us an amount equal to any cash purchase price paid for the shares covered by the forfeited award. With respect to any stock award, unless and until all applicable vesting conditions, if any, are satisfied and vested shares are issued, neither the stock award nor any shares of our common stock issued pursuant to the award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to us.

Unless otherwise determined by the Committee, the recipient of a restricted stock will be entitled to receive dividend payments on the shares of restricted stock and the recipient of restricted stock units will be entitled to receive dividend equivalent payments on or with respect to the shares that remain covered by the award (which the Committee may specify are payable on a deferred basis and are forfeitable to the same extent as the underlying award), and may exercise voting rights, but will have no other rights as a stockholder with respect to such shares unless and until the shares are issued to the recipient free of all conditions and restrictions under the Incentive Plan.

Performance-Based Awards. The Committee may condition the grant, exercise, vesting or settlement of equity-based awards made under the Incentive Plan on the achievement of specified objective performance goals. In addition, incentive awards, including annual incentive awards and long-term incentive awards, denominated as and paid in cash amounts, may be granted under the Incentive Plan, which awards may be earned by achievement of specified performance goals. The performance period during which achievement of such performance goals may be measured may be any period specified by the Committee. A performance goal must be prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date (when fulfillment is substantially uncertain) not later than 90 days after the commencement of the performance period and in any event before completion of 25% of the performance period and must be based on any one or more of the following business criteria (which may be applied to an individual, a subsidiary, a business unit or division, or us and any one or more of our subsidiaries, business units or divisions as a group, as determined by the Committee):

•	total revenue or any key component thereof;

•	operating income, pre-tax or after-tax income from continuing operations, EBIT, EBITDA or net income;

•	cash flow (including, without limitation, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital);

•	earnings per share or earnings per share from continuing operations (basic or diluted);

•	return on capital employed, return on invested capital, return on assets or net assets;

•	after-tax return on stockholders’ equity;

•	economic value created;

•	value of our common stock or total return to stockholders;

•	value of an investment in our common stock assuming the reinvestment of dividends;

•	strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, geographic business expansion goals, implementation of efficiencies or cost savings, cost targets, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures; and/or

•	a combination of any or all of the foregoing criteria.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Committee may determine in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. If and to the extent permitted for awards intended to qualify as “performance-based” under section 162(m) of the Code, the Committee may provide for the adjustment of such performance goals to reflect changes in accounting methods, corporate transactions (including, without limitation, acquisitions and dispositions) and other similar types of events or circumstances occurring during the applicable performance period. At the expiration of the applicable performance period, the Committee shall determine the extent to which the performance goals are achieved and the extent to which each performance-based award has been earned. The Committee may not exercise its discretion to enhance the value of an award that is subject to performance-based conditions.

Other Equity-Based Awards. The Committee may grant dividend equivalent payable rights, phantom shares, bonus shares and other forms of equity-based awards to eligible persons. These awards may entail the transfer of shares of our common stock to an award recipient or the payment in cash or otherwise of amounts based on the value of shares of our common stock and may include, without limitation, awards designed to comply with or take advantage of applicable tax and/or other laws.

Change of Control

The Incentive Plan also provides that all options and SARs will become exercisable upon a change of control of Cygne and that the Board, acting in its discretion, may accelerate vesting of all other non-vested awards. For purposes of the Incentive Plan, a change of control is deemed to occur if:

(1)

there occurs (A) any consolidation or merger in which we are not the continuing or surviving entity or pursuant to which shares of our common stock would be converted into cash, securities or other property, other than (x) a consolidation or merger in which the holders of our common stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger, or (y) a consolidation or merger which would result in our voting securities outstanding immediately prior thereto continuing to represent (by being converted into voting securities of the continuing or surviving entity) more than 50% of the combined voting power of the voting securities of the surviving or continuing entity immediately after such consolidation or merger and that would result in the members of our Board immediately prior to such consolidation or merger (including, for this purpose, any individuals whose election or nomination for election was approved by a vote of at least two-thirds of such members), constituting a majority of the board of directors (or equivalent governing body) of the surviving or continuing entity immediately after such consolidation or merger; or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all our assets;

(2)	our stockholders approve any plan or proposal for our liquidation or dissolution;

(3)	any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the beneficial owner (within the meaning of Rule 13d-3 under said Act) of 40% or more of our common stock other than pursuant to a plan or arrangement entered into by such person and us; or

(4)	during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors cease for any reason to constitute a majority of the Board unless the election or nomination for election by our stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Amendment and Termination

The Board of Directors may amend or terminate the Incentive Plan. Subject to certain limitations set forth in the Incentive Plan, any amendment which would increase the aggregate number of shares of our common stock issuable under the Incentive Plan or the maximum number of shares with respect to which options, SARs or other performance-based equity awards may be granted to any employee in any calendar year, modify a class of persons eligible to receive awards under the Incentive Plan or otherwise require stockholder approval under applicable law or exchange or market requirements shall, to the extent required by applicable law or exchange or market requirements, be subject to the approval of our stockholders. No amendment or termination may adversely affect any outstanding award without the written consent of the award recipient.

Unless sooner terminated by the Board, the Plan shall terminate on the tenth anniversary of the effective date.

Federal Income Tax Consequences

The federal income tax consequences to us and to recipients of awards under the Incentive Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to awards granted under the Incentive Plan. Recipients of awards under the plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

Options. An option holder does not realize taxable income upon the grant of an option. In general, the holder of a non-ISO will recognize ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and we will receive a corresponding deduction. Upon a later sale of the stock, the option holder realizes capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised (or, if later, the time ordinary income was recognized with respect to the exercise).

The holder of an ISO does not realize taxable income upon exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the ISO is sold or otherwise disposed of within two years from the ISO grant date or within one year from the exercise date, then, in general, gain realized on the sale will be treated as ordinary income to the extent of the option spread at the exercise date, and we will receive a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and we will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

Stock Appreciation Rights. The holder of an SAR will not recognize taxable income upon the receipt of the SAR. Upon exercise, the holder will generally realize ordinary income equal to the difference between the base price of the SAR and the then value of our common stock and we will generally be entitled to a corresponding deduction for federal income tax purposes.

Stock Awards and Stock Unit Awards. In general, unless an early income election is made, the recipient of a non-vested stock award will realize ordinary income at the time the shares of our common stock become vested equal to the difference between the value of the shares at that time and the amount paid for the shares. A recipient may make an early income election under section 83(b) of the Code, in which case the recipient will realize ordinary income on the date the non-vested shares are issued equal to the difference between the value of the shares on that date and the amount paid for the shares. An early income election must be made, if at all, within thirty days of a recipient’s receipt of the non-vested stock award. A recipient’s basis in the shares is equal to the value of the shares on the date that ordinary income is realized, and the recipient’s holding period for the shares begins on that date as well. If a recipient makes an early income election with respect to non-vested shares and the shares are later forfeited, the recipient will not be entitled to a deduction for the ordinary income realized at the time of the election. If no early income election is made, then the loss, if any, attributable to the forfeiture of non-vested shares will be an ordinary loss. Upon a sale of vested shares, a recipient will realize capital gain or loss equal to the difference between the selling price and the recipient’s basis for the shares. The capital gain or loss will be long-term or short-term, depending upon whether the recipient’s holding period for the shares is more than twelve months. We will generally be entitled to a deduction for federal income tax purposes in the year the income is taxable to the recipient in an amount equal to the ordinary income realized by the recipient as a result of the non-vested stock award.

With respect to vested stock awards, a recipient will generally realize ordinary income upon receipt of the award equal to the value of the shares received, less any amount paid by the recipient and we will generally be entitled to a corresponding deduction for federal income tax purposes.

A recipient of a stock unit award will generally realize ordinary income upon the issuance of the shares of our common stock underlying such stock units in an amount equal to the difference between the value of such shares and the purchase price for such units and/or shares, if any and we will generally be entitled to a corresponding deduction for federal income tax purposes.

Performance-Based Awards. The recipient of a performance-based award will generally realize ordinary income upon the issuance of the shares of our common stock underlying such award (or, if later, in the first taxable year in which such shares are transferable or not subject to a substantial risk of forfeiture) or upon the receipt of any cash pursuant to such award. The amount of ordinary income will be equal to the value of the shares received or the amount of cash received. We will generally be entitled to a corresponding deduction for federal income tax purposes.

Other Equity-Based Awards. With respect to other equity-based awards pursuant to the Incentive Plan, upon the payment of cash or the issuance of shares or other property that is either transferable or vested (i.e., not subject to a substantial risk of forfeiture), the recipient will generally realize ordinary income equal to the value of the shares received, less any amount paid by the recipient for such award. We will generally be entitled to a corresponding deduction for federal income tax purposes.

Vote Required

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required to approve the adoption of our Incentive Plan. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, and will not be counted in determining the number of shares necessary for approval. Abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present and represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve the adoption of our Incentive Plan.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 3—APPROVAL OF THE 2006 INCENTIVE PLAN” TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL OF THE PROPOSAL.

EXECUTIVE COMPENSATION

The following table provides information concerning all cash and non-cash compensation awarded to, earned by, or paid to our chief executive officer and to our chief financial officer, the only other executive officer at January 29, 2005.

Summary Compensation Table
	Annual Compensation		All other
	Year	Salary	Compensation (1)
Bernard M. Manuel Chairman of the Board and Chief Executive Officer	2004 2003 2002	$400,000 400,000 400,000	$11,759 16,186 1,188	(3) (2)(3) (2)

Roy E. Green Senior Vice President—Chief Financial Officer, Treasurer, and Secretary	2004 2003 2002	$245,000 245,000 245,000	$242 649 2,276	(4) (4) (4)

(1)	Consists of certain insurance premiums on term life insurance paid by us, for the benefit of the named individuals, except as otherwise noted. We ceased making life insurance payments on December 31, 2004.

(2)	Includes $126 for year 2003 and $824 for year 2002 representing our matching contribution pursuant to its 401(k) defined contribution plan. This plan was terminated in March 2003.

(3)	Includes $11,759 for year 2004 and $15,637 for year 2003 for a lease of personal automobile.

(4)	Includes $385 for year 2003 and $1,980 for year 2002, representing our matching contribution pursuant to its 401(k) defined contribution plan. This plan was terminated in March 2003.

During the fiscal year ended January 29, 2005, no options were granted to the executive officers named in the Summary Compensation Table.

The following table sets forth at January 29, 2005 the number of stock options and the value of unexercised stock options held by each of the executive officers named in the Summary Compensation Table.

AGGREGATED OPTION/SAR EXERCISES

IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)		Value of Unexercised, In-the-Money Options/SARs at Fiscal Year End (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Roy E. Green	—	—	20,000	—	$0	$0

(1)	Based on the closing stock price of our Common Stock on January 29, 2005 of $0.34.

Compensation of Directors

Based upon the detailed analysis of the practices of companies within our peer group as well as emerging trends occurring within the director compensation arena, and other factors considered by the Board, the Board of Directors approved the following changes, effective November 29, 2005, to the cash compensation payable to our non-employee directors:

•	payment of a $8,000 annual retainer to each director;

•	payment of a $4,000 annual retainer to the members of each committee of the Board other than the audit committee;

•	payment of a $8,000 annual retainer to the members of the audit committee;

•	payment of a $2,000 annual retainer to the chair of each committee of the Board other than the chair of the audit committee;

•	payment of a $4,000 annual retainer to the chair of the audit committee; and

•	payment of a $1,000 meeting fee payable for each Board meeting and meeting of a committee of the Board attended.

Directors will also be reimbursed for expenses actually incurred in attending Board, shareholder and committee meetings.

Upon receipt of stockholder approval of the Incentive Plan at the Annual Meeting of Stockholders, equity compensation will be provided to our non-employee directors on the following terms:

•	annual stock grants to each non-employee director of 5,000 shares of common stock on the first trading day following each annual meeting; and

•	an initial stock grant on the first trading day following a non-employee director’s initial appointment or election to the board for 25,000 shares of common stock; provided that Guy Kinberg and Michel Collet, who were initially appointed on November 29, 2005, and James Groninger, who was initially appointed in 1993, will receive such grant upon the filing of a Registration Statement on Form S-8 relating to the Incentive Plan.

Employment Agreements

We currently have an employment agreement with Bernard M. Manuel, our chairman and chief executive officer. We also had an employment agreement with Roy E. Green, our senior vice president-chief financial officer, treasurer, and secretary. Mr. Green’s employment agreement was terminated by mutual agreement as of July 31, 2005 and, since that time, Mr. Green has been an “at will” employee of Cygne and continues to serve as our Senior Vice-President, Chief Financial Officer, Treasurer and Secretary.

Mr. Manual’s agreement, which expires on April 30, 2006, provides for the automatic renewal for successive one-year terms unless either party notifies the other to the contrary at least 90 days prior to its expiration. The employment agreement requires Mr. Manuel to devote substantially all of his time and attention to our business as necessary to fulfill his duties. Under the employment agreement, Mr. Manuel is currently entitled to an annual salary of $702,068 subject to annual cost of living increases. Mr. Manuel has accepted a reduction in salary to $400,000. The employment agreement also provides for the payment of bonuses in such amounts as may be determined by the board. Under the employment agreement, Mr. Manuel may terminate his employment upon 30 days’ notice. The employment agreement provides that in the event Mr. Manuel’s employment is terminated by us at any time for any reason other than justifiable cause, disability, or death, or we fail to renew the agreement at any time within two years following a “Change in Control of the Company,” we must pay Mr. Manuel his base salary, and permit participation in benefit programs for two years. In the event we elect not to renew the agreement

(other than within two years following a “Change in Control of the Company”) we will pay Mr. Manuel a severance payment equal to the lesser of (i) two months’ salary plus one-sixth of his most recently declared bonus for each year he has been employed by the Company or (ii) one year’s annual salary. The employment agreement contains confidentiality provisions, whereby Mr. Manuel agrees not to disclose any confidential information regarding us, as well as non-competition covenants. The non-competition covenants survive the termination of Mr. Manuel’s employment for two years.

For purposes of the employment agreement, a “Change in Control of the Company” shall be deemed to occur if (i) there shall be consummated (x) any consolidation or merger of Cygne in which Cygne is not the continuing or surviving corporation or pursuant to which shares of Cygne common stock would be converted into cash, securities, or other property, other than a merger of Cygne in which the holders of our common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets, or (ii) our stockholders shall approve any plan or proposal for liquidation or dissolution of Cygne, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall become the beneficial owner (within the meaning of Rule 13(d)(3) under the Exchange Act) of 40% or more of our outstanding common stock other than pursuant to a plan or arrangement entered into by such person and us, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire board of directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period.

The employment agreement also provides that if, in connection with a change of ownership or control of Cygne or a change in ownership of a substantial portion of our assets (all within the meaning of Section 280G (b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”)), an excise tax is payable by the employee under Section 4999 of the Code, then we will pay to the employee additional compensation which will be sufficient to enable the employee to pay such excise tax as well as the income tax and excise tax on such additional compensation, such that, after the payment of income and excise taxes, the employee is in the same economic position in which he would have been if the provision of Section 4999 of the Code had not been applicable.

Mr. Green’s employment agreement, which was terminated by mutual agreement as of July 31, 2005, contained substantially similar provisions to Mr. Manuel’s employment agreement; provided that, Mr. Green’s annual salary under his agreement was $339,223, subject to annual cost of living increases. Mr. Green had accepted a salary reduction to $245,000 and has continued to receive such salary since July 31, 2005. In connection with the termination of Mr. Green’s employment agreement, he received a cash payment of $339,223 in lieu of all amounts which might be due and owing under his employment agreement, including any severance payments. Such payment was contingent on Mr. Green remaining employed by us and performing his customary functions as Senior Vice President – Chief Financial Officer, Treasurer and Secretary and assisting in the consummation of our purchase of certain assets of Diversified Apparel Resources, LLC. Notwithstanding the termination of Mr. Green’s employment agreement, he remains bound by the confidentiality and non-competition provisions which were contained in the agreement.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

The Compensation and Stock Option Committee of our board of directors advises our chief executive officer and our board of directors on compensation matters and reviews and recommends the appropriate compensation of executives and key personnel. The Compensation and Stock Option Committee had been responsible for administering our 1993 stock option plan which expired on April 15, 2003. The Committee will be responsible for administering our 2006 Incentive Plan if it is approved by our stockholders. See “Proposal No. 3—Approval of the 2006 Incentive Plan.” Since November 2005, the Compensation and Stock Option Committee has been comprised of three directors. Prior to that time, the committee was comprised of Mr. Groninger.

Compensation Philosophy and Practices

We are a designer, merchandiser, and manufacturer of branded and private label women’s denim, casual and career apparel with sales to retailers located in the United States. The central goal of the compensation committee is to ensure that our remuneration policy is such that we are able to attract, retain, and reward capable employees who can contribute both short- and longer-term to our success. Our executive compensation program consists of three parts: base salary, annual bonus and stock options. Our stock option plans expired on April 15, 2003 and, accordingly no options have been granted since such time.

Base salary represents the fixed component of the executive compensation program. Historically, we periodically increased base salary in accordance with an individual’s contributions to our overall performance, relative marketplace competitiveness levels, length of service, and the industry’s annual competitive pay practice movement. Each of our executive officers has or had an employment agreement which provides for annual cost of living increases. However, given our financial condition, our executive officers have agreed not to accept cost of living increases to their annual salary as provided in their employment agreements and to accept a reduced salary of $400,000 in the case of Mr. Manuel and $245,000 in the case of Mr. Green. Mr. Green’s employment agreement was terminated as of July 31, 2005 and he became an “at will” employee.

No bonuses were awarded to executive officers for the year ended January 29, 2005 and no options were granted to executive officers during the fiscal year ended January 29, 2005.

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer or any of the four other highest-paid executive officers, excluding performance-based compensation. It is possible that at least some of the cash and equity-based compensation paid or payable to our executive officers will not qualify for this performance-based compensation exclusion. The Compensation and Stock Option Committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation.

2004 Compensation to Chief Executive Officer

Mr. Manuel’s employment agreement provides for a base salary of $702,068 subject to increases for contractually provided cost of living adjustments. In June 1995, Mr. Manuel accepted a reduction in salary to $400,000 that remains in effect. The Compensation and Stock Option Committee determined during 2004 that, in light of our financial condition, it was not appropriate to increase Mr. Manuel’s salary. During the fiscal year ended January 29, 2005, Mr. Manuel was not granted a bonus or any stock options.

Respectfully submitted,

James G. Groninger

AUDIT MATTERS

Audit Committee Report

Our board of directors maintains an audit committee. Since November 2005 the audit committee has been comprised of three of our directors who are independent under the listing standards of the Nasdaq National Market. Prior to that time and during the fiscal year ended January 29, 2005, the Audit Committee consisted of Mr. Groninger who is independent under the listing standards of the Nasdaq National Market. In accordance with its written charter adopted by the board of directors, the audit committee assists the board of directors with fulfilling its responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. The charter of the Audit Committee is attached as Appendix D to this proxy statement. In discharging its oversight responsibilities regarding the audit process for the year ended January 29, 2005, the audit committee:

(1)	Reviewed and discussed the audited financial statements with management;

(2)	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented;

(3)	Reviewed the written disclosure and letter from independent auditors required by the Independent Standard Boards Standard No. 1, as may be modified or supplemented, and discussed with the independent auditors any relationships that may impact their objectivity and independence;

(4)	Considered whether the independent auditors’ provision of non-audit services to us is compatible with the auditors’ independence;

(5)	Discussed with our independent auditors the overall scope and plans for the audit;

(6)	Met with the independent auditors with and without management present, to discuss the results of their examination, the evaluations of our internal controls, and the overall quality of our financial reporting; and

(7)	Met quarterly with our management and our independent auditors to review and discuss earning releases, and, as applicable, its quarterly reports on Form 10-Q and annual report on Form 10-K.

Based upon the review and discussions referred to above, the audit committee, which was comprised of Mr. Groninger at the time, recommended to the board of directors that the audited financial statements be included in our Annual Report on

Form 10-K for the fiscal year ended January 29, 2005 as filed with the Securities and Exchange Commission.

Respectfully submitted,

James G. Groninger

Fees Paid to Our Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed by our independent registered accounting firm for services rendered to us for the audit of our financial statements for the years ended January 31, 2004 (“2003”) and January 29, 2005 (“2004”). The services also included reviews of the financial statements included in our Quarterly Reports on Form 10-Q and for other services rendered on our behalf in those fiscal years. No services were performed by, or fees incurred to, Mahoney Cohen & Company, CPA, P.C. in connection with the financial information services design and implementation projects during 2003 or 2004. The fees billed by Mahoney Cohen & Company, CPA, P.C. for audit and all other fees during 2004 and 2003 are summarized below. The audit committee has considered whether the provision of these services is compatible with maintaining the accountant’s independence and has concluded that such services are compatible. All fees paid in 2003 and 2004 were reviewed and pre-approved by the audit committee.

	2004	2003
Audit fees (1)	$105,125	$90,803
Audit-related fees (2)	2,208	0
Tax fees	0	0
All other fees	0	0

Total fees	$107,333	$90,803

(1)	Includes fees in connection with the audit of our annual consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q.

(2)	Represents fees billed for professional services rendered on general business matters.

Relationship with Our Independent Registered Public Accounting Firm

As described in our current report on Form 8-K dated October 28, 2005, we dismissed Mahoney Cohen & Company, CPA, P.C. (“MC”) as our independent registered public accounting firm on October 28, 2005. On the same date, we engaged Ernst & Young LLP as our independent registered public accounting firm. The decision to change independent registered public accounting firms and the appointment of the new independent registered public accounting firm was made by the audit committee of our board of directors. The engagement of Ernst & Young LLP as our independent registered public accounting firm was in compliance with a covenant of the Company contained in the Purchase Agreement by which we purchased the assets of Diversified Apparel in July 2005.

The audit reports of MC on our consolidated financial statements as of and for the fiscal years ended January 31, 2004 and January 29, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years ended January 31, 2004 and January 29, 2005, and through October 28, 2005, there were no disagreements between us and MC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MC’s satisfaction, would have caused MC to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years ended January 31, 2004 and January 29, 2005 or through October 28, 2005.

During the fiscal years ended January 31, 2004 and January 29, 2005, and through the date of the Form 8-K, the Company did not consult with Ernst & Young LLP regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of the Regulation S-K.

Ernst & Young LLP will have a representative at the annual meeting or available by telephone. The representative will have an opportunity to make a statement, if he or she so desires and will be available to respond to appropriate questions.

Performance Graph

The graph compares our performance from February 1, 2000, the first day of our 2000 fiscal year, to January 29, 2005, the last business day of our fiscal year, against the return of the S&P Apparel, Accessories & Luxury Goods Index and the Russell 2000 Stock Index The graph assumes (a) $100 was invested in February 1, 2000 in each of our common stock, the stocks comprising the S&P Apparel, Accessories & Luxury Goods Index and the stocks comprising the Russell 2000 Stock Index, and (b) the reinvestment of dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG CYGNE DESIGNS, INC., S & P

APPAREL, ACCESSORIES & LUXURY GOODS INDEX, AND RUSSELL 2000

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL STOCKHOLDERS’ MEETING

We must receive all stockholder proposals that are intended to be included in our proxy statement for our 2006 annual meeting of stockholders no later than September 6, 2006 at Cygne Designs, Inc., Attention: Corporate Secretary, 11 West 42nd Street, New York, New York 10036. If we are not notified of a stockholder proposal by September 6, 2006, then the proxies held by our management provide them with discretionary authority to vote against the stockholder proposal, even though the proposal is not discussed in the proxy statement.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with an individual director or the board of directors should direct written correspondence to our Corporate Secretary at our executive office at 11 West 42nd Street, New York, NY 10036. Any such communication must contain (i) a representation that the stockholder is a holder of record of our stock, (ii) the name and address, as they appear on our books, of the stockholder sending such communication and (iii) the number of shares of our stock that are beneficially owned by such stockholder. Our Secretary will forward such communications to the specified individual director to whom the communication is directed or to the Chairman of the Board if directed to the entire Board unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case our Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

OTHER MATTERS

We do not know of any matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

Proxies will be solicited by mail and also may be solicited in person, by telephone and by other methods of communication by our regular employees.

CORPORATE GOVERNANCE–CODE OF ETHICS

We have adopted a code of ethics applicable to our directors, officers, and employees who include our principal executive officer, principal financial officer and financial professionals. A copy of our code of ethics has been filed with the Securities and Exchange as Exhibit 14.1 to the Annual Report on Form 10-K for the year ended January 31, 2004. We undertake to provide to any person without charge, upon request, a copy of our code of ethics. Requests for the copy should be made in writing to the Company at its principal office, which is set forth on the first page of this Proxy, attention Corporate Secretary.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written request to Cygne Designs, Inc., Attention: Corporate Secretary, 11 West 42nd Street, New York, New York 10036. Any stockholder who wants to receive separate copies of the proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address above.

By Order of the Board of Directors

Roy E. Green

Secretary

New York, New York

December     , 2005

IF YOU WOULD LIKE TO RECEIVE A FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K, YOU SHOULD REQUEST ONE IN WRITING FROM: CYGNE DESIGNS, INC., ATTENTION: CORPORATE SECRETARY, 11 WEST 42nd STREET, NEW YORK, NEW YORK 10036.

APPENDIX A

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

of the Board of Directors of

Cygne Designs, Inc.

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Cygne Designs, Inc., a Delaware corporation (the “Company”).

I.	PURPOSE

The Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying highly qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board a slate of nominees for election by the shareholders at the Annual Meeting of Shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements; (d) developing plans regarding the size and composition of the Board and its committees; (e) reviewing management succession plans; and (f) such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board and the Company’s management.

II.	COMPOSITION

The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of The Nasdaq Stock Market. The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the United States Securities and Exchange Commission or any securities exchange or market on which shares of the common stock of the Company are traded. The Committee shall have authority to delegate responsibilities listed herein to subcommittees of the Committee if the Committee determines such delegation would be in the best interest of the Company.

III.	MEETINGS

The Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee, including independent outside legal counsel, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

IV.	RESPONSIBILITIES OF THE COMMITTEE

In carrying out its oversight responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.    Board Candidates and Nominees

1.	To propose to the Board a slate of nominees for election by the shareholders at the Annual Meeting of Shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements;

2.	To develop criteria for the selection of new directors and nominees for vacancies on the Board;

3.	To review with the Board the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board;

4.	To conduct candidate searches, interview prospective candidates and conduct programs to introduce candidates to the Company, its management and operations, and confirm the appropriate level of interest of such candidates;

5.	To recommend to the Board, with the input of the Chief Executive Officer, qualified candidates for the Board who bring the background, knowledge, experience, skill sets and expertise that would strengthen and increase the diversity of the Board;

6.	To conduct appropriate inquiries into the background and qualifications of potential nominees;

7.	To review the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommending whether or not such director should be re-nominated; and

8.	To work with senior management to provide an orientation and continuing education program for directors.

Notwithstanding the provisions set forth in this Section IV, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (e.g., preferred stock rights to elect directors upon a dividend default, shareholder agreements and management agreements), the selection and nomination of such directors need not be subject to the Committee’s nominating and review process.

B.    Board and Committees

1.	To review periodically the size of the Board and recommend to the Board changes as appropriate;

2.	To recommend to the Board policies pertaining to the roles, responsibilities, retirement age, tenure and removal of directors;

3.	To assist the Board in determining and monitoring whether or not each director and prospective director is an “independent director” within the meaning of any rules and laws applicable to the Company;

4.	To review and consider possible conflicts of interests that may arise between the Company and any director;

5.	To review and monitor the size and composition of the Board to ensure that a majority of the directors are “independent directors” within the meaning of any rules and laws applicable to the Company;

6.	To review and consider the compensation and benefits of directors who are not employees of the Company and to recommend to the Compensation Committee or the Board, as applicable, any changes that the Committee deems appropriate;

7.	To review periodically, with the participation of the Chief Executive Officer, all Board committees and recommend to the Board changes, as appropriate, in the number, responsibilities, membership and chairs of the committees; and

8.	To recommend that the Board establish such special committees as may be necessary or appropriate to address ethical, legal or other matters that may arise.

C.    Evaluations and Management Development

1.	To develop and review periodically a process for and to assist the Board with conducting, not less frequently than annually, an evaluation of the effectiveness of the Board as a whole;

2.	To develop and review periodically a process for and to assist the Board with conducting, not less frequently than annually, an evaluation of the Company’s management;

3.	To review the Company’s management succession plans to help assure proper management planning; and

4.	To review the Chief Executive Officer’s recommendations, and to make recommendations to the Board, as requested, for senior officer positions.

D.    Corporate Governance

1.	To review periodically and monitor the Company’s corporate governance guidelines to assure that they reflect best practices and are appropriate for the Company and to assist the Board in achieving such best practices; and

2.	To periodically review and recommend changes to the Company’s Certificate of Incorporation and Bylaws as they relate to corporate governance issues, including any modifications and enhancements to the Company’s takeover and structural defenses.

V.	ANNUAL EVALUATION PROCEDURES

The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, including information provided therewith, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.	INVESTIGATIONS AND STUDIES

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies, if authorized by the Board. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to negotiate and approve the fees and retention terms of such search firm.

VII.	MISCELLANEOUS

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. A printed copy of such shall be made available to any shareholder of the Company who requests it.

APPENDIX B

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CYGNE DESIGNS, INC.

Under Section 241 of the

General Corporation Law

The undersigned, being the                      of Cygne Designs, Inc. (the “Corporation”), does hereby certify that the following amendment of the Restated Certificate of Incorporation has been duly adopted in accordance with Section 241 of the General Corporation Law of the State of Delaware and the Corporation has not received any payment for any of its authorized capital stock:

FIRST: The Restated Certificate of Incorporation is amended by replacing the present first paragraph of Article IV to read as follows:

The total number of shares of all classes of stock which the Corporation has authority to issue is one hundred-one million (101,000,000) shares, consisting of one hundred million (100,000,000) shares of Common Stock, par value $0.01 per share (the “Common Stock”), and one million (1,000,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), which Preferred Stock shall have such designations as may be authorized by Board of Directors from time to time.

SECOND: The remaining provisions of the Restated Certificate of Incorporation shall continue in full force and effect.

IN WITNESS WHEREOF, I do hereby acknowledge, under the penalties of perjury, that this is my act and deed and the facts herein are true, and accordingly I hereunto set my hand this         day of                    , 2006.

Name:

Title:

B-1

APPENDIX C

CYGNE DESIGNS, INC.

2006 INCENTIVE PLAN

1.      Purpose. The purpose of the Cygne Designs, Inc. 2006 Incentive Plan (the “Plan”) is to attract, motivate, reward and retain key personnel of Cygne Designs, Inc., a Delaware corporation, and its successors (the “Company”), and affiliates through the use of equity-based and cash incentive compensation awards (“Awards”).

2.      Aggregate Share Limitation. Subject to adjustment as provided in Section 12 below, the total number of shares of common stock, $.01 par value (the “Common Stock”) which may be issued pursuant to the Plan shall not exceed 3,000,000 shares (the “Authorized Shares”). In determining the number of Authorized Shares available for issuance under the Plan at any time after the Effective Date, the following shares be deemed not to have been issued (and will remain available for issuance) pursuant to the Plan: (i) shares subject to an Award that is forfeited, canceled, terminated or settled in cash, (ii) shares repurchased by the Company from the recipient of an Award for not more than the original purchase price of such shares or forfeited to the Company by the recipient of an Award, and (iii) shares withheld or tendered by the recipient of an Award as payment of the exercise or purchase price under an Award or the tax withholding obligations associated with an Award.

3.      Annual Individual Award Limitations. Subject to adjustment as provided in Section 12 below, the maximum number of shares of Common Stock with respect to which options or stock appreciation rights (“SARs”) may be granted during any calendar year to any employee is 600,000. With respect to performance-based Awards pursuant to Section 9 valued by reference to Common Stock at the date of grant, subject to adjustment as provided in Section 12 below, the maximum number of shares of Common Stock that may be “earned” by any employee during any calendar year is 600,000. With respect to performance-based Awards pursuant to Section 9 not valued by reference to Common Stock at the date of grant (so that the foregoing limitation would not operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4)), the maximum amount that may be “earned” by any employee during any calendar year is $1,000,000. Any “unused” portion of the annual limitation on performance-based Awards that may be “earned” by an employee shall be carried forward on a cumulative basis. For purposes of applying the limitations of this Section 3, (i) an employee’s Award is “earned” upon satisfaction of the applicable performance condition(s), without regard to whether settlement of the Award is deferred or remains subject to a continuing service or other non-performance based condition(s), and (ii) an employee’s annual performance limit is “used” at the time of grant of an Award, without regard to whether the Award is subsequently “earned.”

4.	Administration.

(a)    Committee. The Plan will be administered by the Company’s Board of Directors (the “Board”) or a committee comprised of at least two (2) members of the Board (the Board in such capacity or such committee being referred to as the “Committee”). The members of the Committee will be appointed by and serve at the pleasure of the Board. Notwithstanding the foregoing, the Board will have sole responsibility and authority for matters relating to the grant and administration of Awards to non-employee directors of the Company, and reference herein to the Committee with respect to any such matters will be deemed to refer to the Board.

(b)    Responsibility and Authority of Committee. Subject to the provisions of the Plan, the Committee, acting in its discretion, will have responsibility and full power and authority to (i) select the persons to whom Awards will be made, (ii) prescribe the terms and conditions of each Award and make amendments thereto, (iii) construe, interpret and apply the provisions of the Plan and of any agreement or other document evidencing an Award made under the Plan, and (iv) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Plan. In exercising its responsibilities under the Plan, the Committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as it deems appropriate.

(c)    Delegation of Authority. Subject to the requirements of applicable law, the Committee may delegate to any person or group or subcommittee of persons (who may, but need not be, members of the Committee) such Plan-related functions within the scope of its responsibility, power and authority as it deems appropriate.

(d)    Committee Actions. A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, shall be final and conclusive on all persons. The Committee shall keep a record of its proceedings and acts and shall keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

(e)    Indemnification. The Company shall indemnify and hold harmless each member of the Board, the Committee or any subcommittee appointed by the Committee and any employee of the Company who provides assistance with the administration of the Plan from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including reasonable legal fees and other expenses incident thereto and, to the extent permitted by applicable law, advancement of such fees and expenses) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.

5.      Eligibility. Awards may be granted under the Plan to present or future employees of the Company or an affiliate of the Company and to directors of, or consultants to, the Company or an affiliate who are not employees, provided that incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), may only be granted to employees of the Company or a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

6.      Stock Option Awards. Stock options granted under the Plan will have such vesting and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time the option is granted or, if the holder’s rights are not adversely affected, at any subsequent time. The Committee may impose restrictions on shares acquired upon, and/or make or impose such other arrangements or conditions as it deems appropriate for the deferral of income attributable to, the exercise of options granted under the Plan.

(a)    Exercise Price. The exercise price per share of Common Stock covered by an option granted under the Plan may not be less than the Fair Market Value (as defined in Section 11 below) of a share of Common Stock on the date the option is granted, provided that, in the case of an Incentive Stock Option granted to a “10% stockholder” within the meaning of Section 422(b)(6) of the Code, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.

(b)    Option Term. Unless sooner terminated in accordance with its terms, an option will automatically expire on the tenth anniversary of the date it is granted (the fifth anniversary of the date it is granted in the case of an Incentive Stock Option granted to a “10% stockholder”).

(c)    Manner of Exercise. An outstanding and exercisable option may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the Committee) a written notice identifying the option that is being exercised and specifying the number of shares to be purchased pursuant to that option, together with payment of the exercise price, and by satisfying the applicable tax withholding obligations pursuant to Section 13. The Committee may establish such rules and procedures as it deems appropriate for the exercise of options under the Plan. The Committee, acting in its sole discretion, may permit the exercise price to be paid in whole or in part in cash or by check, by means of a cashless exercise procedure, in the form of unrestricted shares of Common Stock (to the extent of the Fair Market Value thereof) or, subject to applicable law, by any other form of consideration deemed appropriate.

(d)    Rights as a Stockholder. No shares of Common Stock will be issued in respect of the exercise of an option granted under the Plan until full payment therefor has been made and the applicable tax withholding obligation has been satisfied or provided for. The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

(e)    Nontransferability of Options. No option granted under the Plan may be assigned or transferred except upon the option holder’s death to a beneficiary designated by the option holder in a manner prescribed or approved for this purpose by the Committee or, if no designated beneficiary shall survive the option holder, pursuant to the option holder’s will or by the laws of descent and distribution; and each such option may be exercised during the option holder’s lifetime only by the option holder. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit an option holder to transfer an option (other than an Incentive Stock Option), in whole or in part, to such persons and/or entities as are approved by the Committee from time to time and subject to such terms and conditions as the Committee may determine from time to time.

(f)    Termination of Employment or Other Service. The Committee may establish such exercisability and other conditions applicable to an option following the termination of the option holder’s employment or other service with the Company and its subsidiaries (“Termination of Service”) as the Committee deems appropriate on a grant-by-grant basis.

(g)    Limitation on Repricing of Options. Unless and except to the extent otherwise approved by the stockholders of the Company, the “repricing” of options granted under the Plan shall not be permitted. For this purpose, “repricing” means: (i) amending the terms of an option after it is granted to lower its exercise price, (ii) canceling an option at a time when its exercise price is equal to or greater than the Fair Market Value of the underlying shares, in exchange for another option, restricted stock or other equity award and (iii) any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that a cancellation, exchange or other modification to an option that occurs in connection with a merger, acquisition, spin-off or other corporate transaction, including under Section 12 (relating to capital and other corporate changes) will not be deemed a repricing.

7.      Stock Appreciation Rights. A stock appreciation right (“SAR”) constitutes a right of the holder to receive, in cash and/or shares of Common Stock of equivalent value, as determined by the Committee in its sole discretion, an amount equal to the Fair Market Value of a share of Common Stock on the applicable exercise or designated settlement date minus a specified base price. SARs granted under the Plan will have such vesting and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time the SAR is granted or, if the holder’s rights are not adversely affected, at any subsequent time. The Committee may impose restrictions on the settlement of SARs, and/or make or impose such other arrangements or conditions as it deems appropriate for the deferral of income attributable to, the exercise of SARs granted under the Plan.

(a)    Types of SARs. SARs may be awarded in conjunction with a stock option award (“tandem SARs”) or independent of any stock option award (“stand-alone SARs”). A tandem SAR may be awarded either at or after the time the related option award is granted, provided that a tandem SAR awarded in conjunction with an Incentive Stock Option may only be awarded at the time the ISO is granted.

(b)    Base Price. The base price per share of Common Stock covered by an SAR granted under the Plan may not be less than the Fair Market Value of a share of Common Stock on the date the SAR is granted, provided that, in the case of a tandem SAR awarded in conjunction with an Incentive Stock Option granted to a “10% stockholder,” the base price may not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

(c)    SAR Term. Unless sooner terminated in accordance with its terms, a stand-alone SAR will automatically expire on the tenth anniversary of the date it is granted and a tandem SAR will expire upon the expiration of the related option.

(d)    Exercise of SARs. Except as otherwise provided herein, a tandem SAR will be exercisable only at the same time and to the same extent and subject to the same conditions as the related option is exercisable. The exercise of a tandem SAR will terminate the related option to the extent of the shares of Common Stock with respect to which the SAR is exercised, and vice versa. An outstanding and exercisable SAR may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the Committee) a written notice identifying the SAR that is being exercised, specifying the number of shares covered by the exercise and containing such other information or statements as the Committee may require, and by satisfying the applicable tax withholding obligations pursuant to Section 13. The Committee may establish such rules and procedures as it deems appropriate for the exercise of SARs under the Plan. Upon the exercise of an SAR (or designated settlement date, if applicable), the holder will be entitled to receive an amount, in cash and/or shares of Common Stock as determined by the Committee, equal to the product of (i) the number of shares of Common Stock with respect to which the SAR is being exercised (or settled) and (ii) the difference between the Fair Market Value of a share of Common Stock on the date the SAR is exercised (or settled) and the base price per share of the SAR.

(e)    Nontransferability of SARs. No SARs granted under the Plan may be assigned or transferred except upon the SAR holder’s death to a beneficiary designated by the SAR holder in a manner prescribed or approved for this purpose by the Committee or, if no designated beneficiary shall survive the SAR holder, pursuant to the SAR holder’s will or by the laws of descent and distribution; and each such SAR may be exercised during the SAR holder’s lifetime only by the SAR holder.

(f)    Termination of Employment or Other Service. The Committee may establish such exercisability and other conditions applicable to an SAR following the recipient’s Termination of Service as the Committee deems appropriate on a grant-by-grant basis.

8.      Restricted Stock and Restricted Stock Unit Awards. The Committee may grant stock Awards upon such terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine. A stock Award may take the form of the issuance and transfer to the recipient of shares of restricted stock or a grant of restricted stock units representing a right to receive shares of Common Stock in the future and, in either case, may be subject to designated vesting conditions, repurchase rights and transfer restrictions.

(a)    Minimum Purchase Price. The purchase price payable for shares of Common Stock transferred pursuant to a stock Award must be at least equal to their par value, unless other lawful consideration is received by the Company for the issuance of the shares or treasury shares are delivered in connection with the Award.

(b)    Stock Certificates for Restricted Stock. Restricted Stock may be evidenced by book entries on the Company’s stock transfer records pending satisfaction of the applicable vesting conditions or such other method approved by the Committee. If a stock certificate for shares is issued before the restricted stock vests, the certificate will bear an appropriate legend to reflect the nature of the conditions and restrictions applicable to the restricted stock, and the Company may require that any or all such stock certificates be held in custody by the Company until the applicable conditions are satisfied and other restrictions lapse. The Committee may establish such other conditions as it deems appropriate in connection with the issuance of certificates for restricted stock, including, without limitation, a requirement that the recipient deliver a duly signed stock power, endorsed in blank, for the shares covered by the Award.

(c)    Issuance of Stock Certificates Upon Vesting. The recipient of a restricted stock or restricted stock unit award will be entitled to receive a certificate, free and clear of conditions and restrictions (except as may be imposed in order to comply with applicable law), for vested shares covered by the Award, subject, however, to the payment or satisfaction of withholding tax obligations in accordance with Section 13.

(d)    Rights as a Stockholder. Unless otherwise determined by the Committee, (i) the recipient of restricted stock will be entitled to receive dividend payments on the shares of restricted stock and the recipient of restricted stock units will be entitled to receive dividend equivalent payments on or with respect to the shares that remain covered by the Award (which the Committee may specify are payable on a deferred basis and are forfeitable to the same extent as the underlying Award), (ii) the recipient of restricted stock may exercise voting rights, and (iii) the recipient of restricted stock or restricted stock units will have no other rights as a stockholder with respect to such shares unless and until the shares are issued to him free of all conditions and restrictions under the Plan.

(e)    Nontransferability. With respect to any Award of restricted stock or restricted stock units, unless and until all applicable vesting conditions, if any, are satisfied and vested shares are issued, neither the Award nor any shares of Common Stock issued pursuant to the Award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company in accordance with the terms of the Award or the Plan. Any attempt to do any of the foregoing before such time shall be null and void and, unless the Committee determines otherwise, shall result in the immediate forfeiture of the shares or the Award, as the case may be.

(f)    Termination of Service Before Vesting; Forfeiture. Unless the Committee determines otherwise, an Award of restricted stock or restricted stock units will be forfeited upon the recipient’s Termination of Service. If restricted stock is forfeited, any certificate representing shares will be canceled on the books of the Company and the recipient will be entitled to receive from the Company an amount equal to any cash purchase price paid by him for such shares. If restricted stock units are forfeited, the recipient will have no further right to receive the shares of Common Stock represented by such units.

9.      Performance-Based Awards.

(a)    General. The Committee may condition the grant, exercise, vesting or settlement of equity-based Awards on the achievement of specified performance goals in accordance with this Section 9. In addition, incentive Awards, including annual incentive Awards and long-term incentive Awards, denominated as and paid in cash amounts, may be granted under this Section, which Awards may be earned by achievement of specified performance goals in accordance with this Section. The performance period during which achievement of such performance goals may be measured may be any period specified by the Committee.

(b)    Objective Performance Goals. A performance goal established in connection with an Award covered by this Section must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date not later than 90 days after the commencement of the performance period when fulfillment is substantially uncertain and in any event before completion of 25% of the performance period, and (3) based on any one or more of the following business criteria (which may be applied to an individual, a subsidiary, a business unit or division, or the Company and any one or more of its subsidiaries, business units or divisions as a group, as determined by the Committee):

(i)    total revenue or any key component thereof;

(ii)    operating income, pre-tax or after-tax income from continuing operations, EBIT, EBITDA or net income;

(iii)    cash flow (including, without limitation, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital);

(iv)    earnings per share or earnings per share from continuing operations (basic or diluted);

(v)    return on capital employed, return on invested capital, return on assets or net assets;

(vi)    after-tax return on stockholders’ equity;

(vii)    economic value created;

(viii)    value of the Common Stock or total return to stockholders;

(ix)    value of an investment in the Common Stock assuming the reinvestment of dividends;

(x)    strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, business expansion goals, implementation of efficiencies or cost savings, cost targets, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures; and/or

(xi)    a combination of any or all of the foregoing criteria.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. If and to the extent permitted for Awards intended to qualify as “performance-based” under Section 162(m) of the Code, the Committee may provide for the adjustment of such performance goals to reflect changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar types of events or circumstances occurring during the applicable performance period.

(c)    Calculation of Performance-Based Award. At the expiration of the applicable performance period, the Committee shall determine the extent to which the performance goals established pursuant to this Section are achieved and the extent to which each performance-based Award has been earned. The Committee may not exercise its discretion to enhance the value of an Award that is subject to performance-based conditions imposed under this Section.

10.    Other Equity-Based Awards. The Committee may grant dividend equivalent payment rights, phantom shares, bonus shares and other forms of equity-based Awards to eligible persons, subject to such terms and conditions as it may establish. Awards made pursuant to this Section 10 may entail the transfer of shares of Common Stock to an Award recipient or the payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, Awards designed to comply with or take advantage of applicable tax and/or other laws. Without limiting the foregoing, in order to comply with applicable foreign laws, the Committee may establish such sub-plans or programs (and apply for and obtain governmental or regulatory approvals or exemptions therefor) and modify exercise procedures and other terms and conditions applicable to Awards as may be necessary or desirable under such laws.

11.    Fair Market Value. For Plan purposes, unless otherwise required by the Code or determined by the Committee, the “Fair Market Value” of a share of Common Stock on any date is: (a) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, (b) if such Common Stock shall not be listed to trading on a national securities exchange, then the average of the closing bid and asked prices for the over-the-counter market, or (c) if none of the foregoing is applicable, then the fair market value of a share of Common Stock shall be determined in good faith by the Committee in its discretion.

12.    Capital Changes, Reorganization, Sale.

(a)    Adjustments upon Changes in Capitalization. The aggregate number and class of shares issuable pursuant to the Plan, the maximum number of shares with respect to which options, SARs or other performance-based equity Awards may be granted to or earned by any employee in any calendar year, the number and class of shares and the exercise price per share covered by each outstanding option, the number and class of shares and the base price per share covered by each outstanding SAR, the number and class of shares covered by each outstanding restricted stock unit or other-equity-based Award and any per-share base or purchase price or target market price included in the terms of any such Award and related terms shall all be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization of the Company’s capital stock.

(b)    Acceleration of Vesting Upon Change of Control. If there is a “Change of Control” of the Company (as defined in subsection (f) below), then (i) all outstanding options and SARs shall become fully exercisable whether or not the vesting conditions, if any, set forth in the related option or SAR agreements have been satisfied, and each holder of such Award shall have the right to exercise his or her options and/or SARs for as long thereafter as the option or SAR shall remain in effect in accordance with its terms and the provisions hereof, subject to Section 12(c) hereof, and (ii) the Board, acting in its discretion, may accelerate vesting of all other non-vested Awards.

(c)    Conversion of Options and SARs on Stock for Stock Exchange. If the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company) (an

“Exchange Transaction”), all outstanding options shall be converted into options to purchase shares of Exchange Stock and all outstanding SARs shall be converted into SARs relating to shares of Exchange Stock unless the Board, in its sole discretion, determines that all such options and/or SARs shall instead terminate, in which case the Company shall notify the option holders and SAR holders in writing or electronically, at least fifteen days prior to the consummation of the Exchange Transaction, that the option and SAR holders shall have the right, contingent upon the occurrence of the Exchange Transaction, to exercise all of his or her outstanding options and SARs in full (whether or not the vesting conditions, if any, set forth in the related option and SAR agreements have been satisfied) for the period specified in the notice (but in any case not less than fifteen days from the date of such notice), provided that, if the Exchange Transaction does not take place within the specified period in the notice for any reason whatsoever, the notice and any exercise pursuant thereto shall be null and void. The amount and exercise or base price of converted options and SARs shall be determined by adjusting the amount and price of the options and SARs granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. To the extent provided in subsection (b) above, the converted options and SARs shall be fully vested whether or not the vesting requirements set forth in the option or SAR agreement have been satisfied. The Board, acting in its discretion, may provide for cash settlement and/or make such other adjustments to the terms of any other outstanding Award as it deems appropriate in the context of an Exchange Transaction.

(d)    Fractional Shares. In the event of any adjustment in the number of shares covered by any Award pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such Award will cover only the number of full shares resulting from the adjustment.

(e)    Determination of Board to be Final. All adjustments under this Section 12 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an option holder agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made in such a manner so as not to constitute a “modification” as defined in Section 424(h) of the Code and so as not to cause the option holder’s Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option.

(f)    Change of Control Defined. For purposes hereof, a “Change of Control” of the Company is deemed to occur if (1) there occurs (A) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than (x) a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger, or (y) a consolidation or merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (by being converted into voting securities of the continuing or surviving entity) more than 50% of the combined voting power of the voting securities of the surviving or continuing entity immediately after such consolidation or merger and which would result in the members of the Board immediately prior to such consolidation or merger (including, for this purpose, any individuals whose election or nomination for election was approved by a vote of at least two-thirds of such members), constituting a majority of the board of directors (or equivalent governing body) of the surviving or continuing entity immediately after such consolidation or merger; or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the Company’s assets; (2) the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company; (3) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall become the beneficial owner (within the meaning of Rule 13d-3 under said Act) of 40% or more of the Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company; or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Company’s stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

13.    Tax Withholding. As a condition to the exercise of any Award, the delivery of any shares of Common Stock pursuant to any Award, the lapse of restrictions on any Award or the settlement of any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or an affiliate relating to an Award (including, without limitation, an income tax deferral arrangement pursuant to which employment tax is payable currently), the Company and/or the affiliate may (a) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to an Award recipient whether or not pursuant to the Plan or (b) require the recipient to remit cash (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, at the sole discretion of the Committee, the recipient may satisfy the withholding obligation described under this Section 13 by electing to have the Company withhold shares of Common Stock or by tendering previously-owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules); provided, however, that no shares may be withheld if and to the extent that such withholding would result in the recognition of additional accounting expense by the Company.

14.    Amendment and Termination. The Board may amend or terminate the Plan. Except as otherwise provided in the Plan with respect to equity changes, any amendment which would (a) increase the aggregate number of shares of Common Stock issuable under the Plan or the maximum number of shares with respect to which options, SARs or other equity Awards may be granted to any employee in any calendar year, (b) modify the class of persons eligible to receive Awards under the Plan or (c) otherwise require stockholder approval under applicable law or exchange or market requirements, shall, to the extent required by applicable law or exchange or market requirements, be subject to the approval of the Company’s stockholders. No amendment or termination may affect adversely any outstanding Award without the written consent of the Award recipient.

15.    General Provisions.

(a)    Shares Issued Under Plan. Shares of Common Stock available for issuance under the Plan may be authorized and unissued, held by the Company in its treasury or otherwise acquired for purposes of the Plan. No fractional shares of Common Stock will be issued under the Plan.

(b)    Compliance with Law. The Company will not be obligated to issue or deliver shares of Common Stock pursuant to the Plan unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(c)    Transfer Orders; Placement of Legends. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(d)    No Employment or Other Rights. Nothing contained in the Plan or in any Award agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other service with the Company or an affiliate or interfere in any way with the right of the Company and its affiliates at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other service.

(e)    Decisions and Determinations Final. Except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, the Committee shall have full power and authority to interpret the Plan and any Award agreement made under the Plan and to determine all issues which arise thereunder or in connection therewith, and the decision of the Board or the Committee, as the case may be, shall be binding and conclusive on all interested persons.

(f)    Nonexclusivity of the Plan. No provision of the Plan, and neither its adoption Plan by the Board or submission to the stockholders for approval, shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and Awards which do not qualify as “performance-based compensation” under Section 162(m) of the Code.

16.    Governing Law. All rights and obligations under the Plan and each Award agreement or instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

17.    Term of the Plan. The Plan shall become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). Unless sooner terminated by the Board, the Plan shall terminate on the tenth anniversary of the Effective Date. The rights of any person with respect to an Award made under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the Award and of the Plan, as each is then in effect or is thereafter amended.

APPENDIX D

AUDIT COMMITTEE CHARTER

of the Audit Committee of the Board of Directors

of Cygne Designs, Inc.

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Cygne Designs, Inc., a Delaware corporation (the “Company”).

I.	PURPOSE

The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company’s financial statements and accounting reporting processes, (2) the Company’s compliance with legal and regulatory requirements, (3) the Company’s independent registered public accounting firm’s qualifications and independence and (4) the performance of the Company’s internal audit function, if any; (b) retain and terminate the Company’s independent registered public accounting firm; (c) approve audit and non-audit services to be performed by the independent registered public accounting firm; and (d) perform such other functions as the Board may from time to time assign to the Committee. The Committee shall also prepare the report required by the U.S. Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement or Form 10-K. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent registered public accounting firm and other advisors, the internal auditors, if any, and management of the Company.

II.	COMPOSITION

The Committee shall be composed of at least three, but not more than six, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the SEC and The Nasdaq Stock Market (“Nasdaq”). The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise and be designated an “audit committee financial expert,” as such term is defined in the rules and regulations of the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent registered public accounting firm and the manager of the internal audit, if any.

Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and Nasdaq. In addition, no member of the Committee may be an affiliated person of the Company or any of its subsidiaries. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation and Stock Option Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.	MEETINGS

The Committee shall meet as necessary, but at least four times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, the independent registered public accounting firm or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors, if any, and the independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent registered public accounting firm and management quarterly to review the Company’s financial statements prior to their public release consistent with the provisions set forth below in Section IV. The Committee may also meet from time to time with the Company’s investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.	RESPONSIBILITIES OF THE COMMITTEE

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.    Oversight of the Financial Reporting Processes

1.	In consultation with the independent registered public accounting firm and the internal auditors, if any, review the integrity of the organization’s financial reporting processes, both internal and external.

2.	Review and approve all related-party transactions.

3.	Consider the independent registered public accounting firm’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

4.	Annually review major issues regarding the Company’s auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

5.	Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

6.	Meet at least quarterly with the chief financial officer, the internal auditors, if any, and the independent registered public accounting firm in separate executive sessions.

7.	Review all analyst reports and press articles about the Company’s accounting and disclosure practices and principles.

8.	Review all analyses prepared by management and the independent registered public accounting firm of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analysis of the effect of alternative generally accepted accounting principle (“GAAP”) methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

9.	Review with management and the independent registered public accounting firm the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

B.    Review of Documents and Reports

1.	Review and discuss with management and the independent registered public accounting firm the Company’s annual audited financial statements and quarterly financial statements (including disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation”) and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent registered public accounting firm, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent registered public accounting firm and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited consolidated financial statements in the Company’s annual report on Form 10-K.

2.	Review and discuss with management and the independent registered public accounting firm earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.	Review the regular internal reports to management prepared by the internal auditors, if any, and management’s response thereto.

4.	Review reports from management, the internal auditors, if any, and the independent registered public accounting firm on the Company’s subsidiaries and affiliates, compliance with the Company’s code(s) of conduct, applicable law and insider and related party transactions.

5.	Review with management and the independent registered public accounting firm any correspondence with regulators or government agencies, any employee complaints and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

6.	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

7.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

8.	Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent registered public accounting firm.

C.    Engagement and Oversight of Independent Registered Public Accounting Firm

1.	Interview and retain the Company’s independent registered public accounting firm, considering the accounting firm’s independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent registered public accounting firm.

2.	On an annual basis, the Committee shall evaluate the independent registered public accounting firm’s qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent registered public accounting firm to submit a report (which report shall be reviewed by the Committee) describing (a) the independent registered public accounting firm’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues and (c) all relationships the independent registered public accounting firm has with the Company and relevant third parties to determine the independent registered public accounting firm’s independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent registered public accounting firm, but also consulting, legal, information technology services and other professional services rendered by the independent registered public accounting firm and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board and shall approve in advance any non-audit services to be provided by the independent registered public accounting firm.

3.	Review on an annual basis the experience and qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent registered public accounting firm and the senior members of the audit team with respect to the Company’s industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company’s independent registered public accounting firm.

4.	Review the performance of the independent registered public accounting firm and terminate the independent registered public accounting firm when circumstances warrant.

5.	Establish and periodically review the Company’s hiring policies for employees or former employees of the independent registered public accounting firm.

6.	Review with the independent registered public accounting firm any problems or difficulties the auditor may have encountered and any “management” or “internal control” letter provided by the independent registered public accounting firm and the Company’s response to that letter. Such review should include:

(a)	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

(b)	any accounting adjustments that were proposed by the independent registered public accounting firm that were not agreed to by the Company;

(c)	communications between the independent registered public accounting firm and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

(d)	any changes required in the planned scope of the internal audit, if any; and

(e)	the responsibilities, budget and staffing of the Company’s internal audit function, if any.

7.	Communicate with the independent registered public accounting firm regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and (c) such other matters as the SEC and Nasdaq may direct by rule or regulation.

8.	Periodically consult with the independent registered public accounting firm out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

9.	Oversee the independent registered public accounting firm relationship by discussing with the independent registered public accounting firm the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent registered public accounting firm has full access to the Committee (and the Board) to report on any and all appropriate matters.

10.	Discuss with the independent registered public accounting firm prior to the audit the general planning and staffing of the audit.

11.	Obtain a representation from the independent registered public accounting firm that Section 10A (Audit Requirements) of the Securities Exchange Act of 1934 has been followed.

D.    Internal Audit Control Matters

1.	Discuss with management policies with respect to risk assessment and risk management. Although it is management’s duty to assess and manage the Company’s exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company’s risk exposure.

2.	Establish regular and separate systems of reporting to the Committee by each of management, the independent registered public accounting firm and the internal auditors, if any, regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

3.	Following completion of the annual audit, review separately with each of management, the independent registered public accounting firm and the internal auditors, if any, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

4.	Review with the independent registered public accounting firm, the internal auditors, if any, and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

5.	Advise the Board about the Company’s policies and procedures for compliance with applicable laws and regulations and the Company’s code(s) of conduct.

6.	Establish procedures for receipt and treatment of complaints and concerns regarding accounting, internal controls or auditing matters and anonymous submissions from employees and others regarding questionable accounting or auditing matters.

7.

Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company’s internal controls, if any.

8.	Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent registered public accounting firm for purposes of rendering the Company’s financial statements materially misleading.

9.	Take appropriate action in response to reports by counsel of any material violation of securities laws or breach of fiduciary duty or similar violation by the Company, as required by the rules and regulations of the SEC.

E.    Evaluation of Internal Auditors (if applicable)

In the event the Company or the Committee appoints internal auditors, the Committee shall have the following responsibilities:

1.	Review activities, organizational structure and qualifications of the internal auditors.

2.	Review and concur in the appointment, replacement, reassignment or dismissal of the manager of internal auditing.

3.	Consider and review with management and the manager of internal auditing:

(a)	significant findings during the year and management’s responses thereto;

(b)	any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors’ work or access to required information;

(c)	any changes required in the planned scope of the internal auditors’ audit plan;

(d)	the internal auditors’ budget and staffing; and

(e)	the internal auditors’ compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing, if applicable.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent registered public accounting firm.

V.	ANNUAL EVALUATION PROCEDURES

The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for review and approval, including information provided therewith, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.	INVESTIGATIONS AND STUDIES

The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other advisors or consultants.

VII.	MISCELLANEOUS

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter shall be made available to any shareholder of the Company who requests it.

CYGNE DESIGNS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 20, 2006

Bernard Manuel and Roy Green, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Cygne Designs, Inc. (the “Company”) held of record by the undersigned on December 1, 2005, at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on January 20, 2005, at the offices of Fulbright & Jaworski L.L.P. 666 Fifth Avenue, New York, New York 10103 and any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2 and 3.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CYGNE DESIGNS, INC.

January 20, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, THE APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION AND THE APPROVAL OF OUR 2006 INCENTIVE PLAN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR

VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors:			2. Approval of Amendment to Restated Certificate of Incorporation
NOMINEES:

☐ FOR ALL NOMINEES	o J. Groninger o M. Collet o B. Manuel o G. Kinberg		☐ FOR ☐ AGAINST ☐ ABSTAIN
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES			3. Approval of 2006 Incentive Plan ☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ALL EXCEPT (See instructions below)			Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting. The stockholder below acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Annual Report, each of which has been furnished herewith.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:•			PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.